                                                                      Exhibit 99

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.

Monthly Report - Collections and Distribution
14-Feb-01

Collection Period                                                       January 2, 2001            to               February 1, 2001
Determination Date                                                     February 9, 2001
Distribution Date                                                     February 14, 2001

Available Amounts
-----------------
                Scheduled Payments plus Payaheads, net of Excluded Amounts                             9,226,686.42
                Prepayment Amounts                                                                       136,939.85
                Recoveries                                                                                 4,143.63
                Investment Earnings on Collection Account and Reserve Fund                                16,319.90
                Late Charges                                                                               3,420.82
                Servicer Advances                                                                              0.00

                Total Available Amounts                                                                9,387,510.62
                -----------------------                                                                ------------

Payments on Distribution Date
-----------------------------

     (A)**      Trustee Fees (only applicable pursuant to an Event of Default)                                 0.00

      (A)       Unreimbursed Servicer Advances to the Servicer                                                 0.00

      (B)       Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                           0.00

      (C)       Interest due to Class A-1 Notes                                                                0.00

      (D)       Interest due to Class A-2 Notes                                                          241,265.38

      (E)       Interest due to Class A-3 Notes                                                          584,443.67

      (F)       Interest due to Class A-4 Notes                                                          380,594.75

      (G)       Interest due to Class B Notes                                                             16,564.75

      (H)       Interest due to Class C Notes                                                             16,901.80

      (I)       Interest due to Class D Notes                                                             28,545.26

      (J)       Interest due to Class E Notes                                                             18,356.02

      (K)       Class A-1 Principal Payment Amount                                                             0.00

      (L)       Class A-2 Principal Payment Amount                                                     8,100,839.02

      (M)       Class A-3 Principal Payment Amount                                                             0.00

      (N)       Class A-4 Principal Payment Amount                                                             0.00

      (O)       Class B Principal Payment Amount                                                               0.00

      (P)       Class C Principal Payment Amount                                                               0.00

      (Q)       Class D Principal Payment Amount                                                               0.00

      (R)       Class E Principal Payment Amount                                                               0.00

      (S)       Additional Principal to Class A-1 Notes                                                        0.00

      (T)       Additional Principal to Class A-2 Notes                                                        0.00

      (U)       Additional Principal to Class A-3 Notes                                                        0.00

      (V)       Additional Principal to Class A-4 Notes                                                        0.00

      (W)       Additional Principal to Class B Notes                                                          0.00

      (X)       Additional Principal to Class C Notes                                                          0.00

      (Y)       Additional Principal to Class D Notes                                                          0.00

      (Z)       Additional Principal to Class E Notes                                                          0.00

     (AA)       Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                               0.00
     (AB)       Deposit to the Reserve Fund                                                                    0.00
     (AC)       Excess to Certificateholder                                                                    0.00

                Total distributions to Noteholders and Certificateholders                              9,387,510.62
                ---------------------------------------------------------                              ------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

                Trustee fees due on Distribution Date                                                           0.00


Unreimbursed Servicer Advances
------------------------------

                Unreimbursed Servicer Advances                                                                  0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

       (i)      Servicing Fee Percentage                                                                        0.40%
      (ii)      ADCB of Contract Pool as of the 1st day of the Collection Period                      231,135,655.16
     (iii)      Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                         0.00
      (iv)      Servicing Fee accrued but not paid in prior periods                                             0.00

                Total Servicing Fee due and accrued ( (iii) + (iv) )                                            0.00

                Servicing Fee carried forward                                                                   0.00

                Monthly Servicing Fee distributed                                                               0.00


Class A-1 Interest Schedule
---------------------------

                Opening Class A-1 principal balance                                                                -
                Class A-1 Interest Rate                                                                      6.12905%
                Number of days in Accrual Period                                                                  29
                Current Class A-1 interest due                                                                  0.00
                Class A-1 interest accrued but not paid in prior periods                                        0.00
                Total Class A-1 interest due                                                                    0.00
                Class A-1 interest carried forward                                                              0.00

                Class A-1 interest distribution                                                                 0.00


Class A-2 Interest Schedule
---------------------------

                Opening Class A-2 principal balance                                                    44,541,300.85
                Class A-2 Interest Rate                                                                      6.50000%
                Current Class A-2 interest due                                                            241,265.38
                Class A-2 interest accrued but not paid in prior periods                                        0.00
                Total Class A-2 interest due                                                              241,265.38
                Class A-2 interest carried forward                                                              0.00

                Class A-2 interest distribution                                                           241,265.38


Class A-3 Interest Schedule
---------------------------

                Opening Class A-3 principal balance                                                   105,463,520.00
                Class A-3 Interest Rate                                                                      6.65000%
                Current Class A-3 interest due                                                            584,443.67
                Class A-3 interest accrued but not paid in prior periods                                        0.00
                Total Class A-3 interest due                                                              584,443.67
                Class A-3 interest carried forward                                                              0.00

                Class A-3 interest distribution                                                           584,443.67


Class A-4 Interest Schedule
---------------------------

                Opening Class A-4 principal balance                                                    67,262,695.00
                Class A-4 Interest Rate                                                                      6.79000%
                Current Class A-4 interest due                                                            380,594.75
                Class A-4 interest accrued but not paid in prior periods                                           -
                Total Class A-4 interest due                                                              380,594.75
                Class A-4 interest carried forward                                                                 -

                Class A-4 interest distribution                                                           380,594.75


Class B Interest Schedule
-------------------------

                Opening Class B principal balance                                                       2,889,195.95
                Class B Interest Rate                                                                        6.88000%
                Current Class B interest due                                                               16,564.72
                Class B interest accrued but not paid in prior periods                                             -
                Total Class B interest due                                                                 16,564.72
                Class B interest carried forward                                                                   -

                Class B interest distribution                                                              16,564.72

Class C Interest Schedule
-------------------------

                Opening Class C principal balance                                                            2,889,195.95
                Class C Interest Rate                                                                             7.02000%
                Current Class C interest due                                                                    16,901.80
                Class C interest accrued but not paid in prior periods                                                  -
                Total Class C interest due                                                                      16,901.80
                Class C interest carried forward                                                                        -

                Class C interest distribution                                                                   16,901.80


Class D Interest Schedule
-------------------------

                Opening Class D principal balance                                                            4,622,713.40
                Class D Interest Rate                                                                             7.41000%
                Current Class D interest due                                                                    28,545.26
                Class D interest accrued but not paid in prior periods                                               0.00
                Total Class D interest due                                                                      28,545.26
                Class D interest carried forward                                                                     0.00

                Class D interest distribution                                                                   28,545.26


Class E Interest Schedule
-------------------------

                Opening Class E principal balance                                                            2,311,356.38
                Class E Interest Rate                                                                             9.53000%
                Current Class E interest due                                                                    18,356.02
                Class E interest accrued but not paid in prior periods                                               0.00
                Total Class E interest due                                                                      18,356.02
                Class E interest carried forward                                                                     0.00

                Class E interest distribution                                                                   18,356.02


Class A-1 Principal Schedule
----------------------------

                Class A-1 Maturity Date                                                                   January 6, 2001
      (i)       Opening Class A-1 principal balance                                                                  0.00
     (ii)       Aggregate outstanding principal of Notes plus Overcollateralization Balance                231,135,655.16
     (iii)      ADCB as of last day of the Collection Period                                               220,131,407.52
                Monthly Principal Amount ( (ii) - (iii) )                                                   11,004,247.64
     (iv)       Class A-1 Principal Payment Amount                                                                   0.00
                Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                       0.00
                Class A-1 Principal Payment Amount distribution                                                      0.00
                Principal carryforward Class A-1                                                                     0.00

                Class A-1 Principal Balance after current distribution                                               0.00


Class A Principal Payment Amount
--------------------------------

      (i)       Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                 217,267,515.85
     (ii)       Class A Target Investor Principal Amount (94.0% * ending ADCB)                             206,923,523.07
                Class A Principal Payment Amount                                                            10,343,992.78
                Funds available for distribution after Class A-1 distribution                                8,100,839.02


Class A-2 Principal Schedule
----------------------------

                Opening Class A-2 principal balance                                                         44,541,300.85
                Class A-2  Principal Payment Amount                                                         10,343,992.78
                Class A-2 Principal Payment Amount distribution                                              8,100,839.02
                Principal carryforward Class A-2                                                             2,243,153.76

                Class A-2 principal balance after current distribution                                      36,440,461.83

Class A-3 Principal Schedule
----------------------------

                Opening Class A-3 principal balance                                                               105,463,520.00
                Class A-3 Principal Payment Amount                                                                          0.00
                Class A-3 Principal Payment Amount distribution                                                             0.00
                Principal carryforward Class A-3                                                                            0.00

                Class A-3 principal balance after current distribution                                            105,463,520.00


Class A-4 Principal Schedule
----------------------------

                Opening Class A-4 principal balance                                                                67,262,695.00
                Class A-4 Principal Payment Amount                                                                          0.00
                Class A-4 Principal Payment Amount distribution                                                             0.00
                Principal carryforward Class A-4                                                                            0.00

                Class A-4 principal balance after current distribution                                             67,262,695.00


Class B Principal Schedule
--------------------------

                Opening Class B principal balance                                                                   2,889,195.95
                Class B Target Investor Principal Amount (1.25% * ending ADCB)                                      2,751,642.85
                Class B Floor                                                                                      (1,276,153.59)
                Class B Principal Payment Amount due                                                                  137,553.10
                Class B Principal Payment Amount distribution                                                               0.00
                Principal carryforward Class B                                                                        137,553.10

                Class B principal balance after current distribution                                                2,889,195.95


Class C Principal Schedule
--------------------------

                Opening Class C principal balance                                                                   2,889,195.95
                Class C Target Investor Principal Amount (1.25% * ending ADCB)                                      2,751,642.85
                Class C Floor                                                                                         196,504.62
                Class C Principal Payment Amount due                                                                  137,553.10
                Class C Principal Payment Amount distribution                                                               0.00
                Principal carryforward Class C                                                                        137,553.10

                Class C principal balance after current distribution                                                2,889,195.95


Class D Principal Schedule
--------------------------

                Opening Class D principal balance                                                                   4,622,713.40
                Class D Target Investor Principal Amount (2.00% * ending ADCB)                                      4,402,628.43
                Class D Floor                                                                                       3,402,680.28
                Class D Principal Payment Amount due                                                                  220,084.97
                Class D Principal Payment Amount distribution                                                               0.00
                Principal carryforward Class D                                                                        220,084.97

                Class D principal balance after current distribution                                                4,622,713.40

Class E Principal Schedule
--------------------------

                Opening Class E principal balance                                                                   2,311,356.38
                Class E Target Investor Principal Amount (1.00% * ending ADCB)                                      2,201,313.91
                Class E Floor                                                                                       3,447,576.28
                Class E Principal Payment Amount due                                                                  110,042.47
                Class E Principal Payment Amount distribution                                                               0.00
                Principal carryforward Class E                                                                        110,042.47

                Class E principal balance after current distribution                                                2,311,356.38

Additional Principal Schedule
-----------------------------
          Floors applicable (Yes/No)                                                                                  Yes
          Monthly Principal Amount                                                                          11,004,247.64
          Sum of Principal Payments payable on all classes                                                  10,949,226.42
          Additional Principal payable                                                                          55,021.22
          Additional Principal available, if payable                                                                 0.00

          Class A-1 Additional Principal allocation                                                                  0.00
          Class A-1 principal balance after current distribution                                                        -

          Class A-2 Additional Principal allocation                                                                  0.00
          Class A-2 principal balance after current distribution                                            36,440,461.83

          Class A-3 Additional Principal allocation                                                                  0.00
          Class A-3 principal balance after current distribution                                           105,463,520.00

          Class A-4 Additional Principal allocation                                                                  0.00
          Class A-4 principal balance after current distribution                                            67,262,695.00

          Class B Additional Principal allocation                                                                    0.00
          Class B principal balance after current distribution                                               2,889,195.95

          Class C Additional Principal allocation                                                                    0.00
          Class C principal balance after current distribution                                               2,889,195.95

          Class D Additional Principal allocation                                                                    0.00
          Class D principal balance after current distribution                                               4,622,713.40

          Class E Additional Principal allocation                                                                    0.00
          Class E principal balance after current distribution                                               2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

    (i)   Servicing Fee Percentage                                                                                   0.40%
   (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                                 231,135,655.16
   (iii)  Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                            77,045.22

   (iv)   Servicing Fee accrued but not paid in prior periods                                                        0.00

          Total Servicing Fee due and accrued ( (iii) + (iv) )                                                  77,045.22

          Servicing Fee carried forward                                                                         77,045.22

          Monthly Servicing Fee distributed                                                                          0.00

Reserve Fund Schedule
---------------------

          Initial ADCB                                                                                     365,558,126.61
          10% of Initial ADCB                                                                               36,555,812.66

          Outstanding Principal Amount of the Notes as of the preceding Distribution Date                  229,979,977.53

          ADCB as of the end of the Collection Period                                                      220,131,407.52
          Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                  1,609,859.84
          Prior month Reserve Fund balance                                                                   1,170,398.75
          Deposit to Reserve Fund - excess funds                                                                     0.00
          Interim Reserve Fund Balance                                                                       1,170,398.75
          Current period draw on Reserve Fund for Reserve Interest Payments                                          0.00
          Current period draw on Reserve Fund for Reserve Principal Payments                                         0.00
          Excess to Certificateholder                                                                                0.00
          Ending Reserve Fund balance                                                                        1,170,398.75

          Reserve Fund balance as a percentage of aggregate note balances as of the first day of the
            Collection Period                                                                                        0.51%
          Investment Earnings on Reserve Account                                                                 5,528.25

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

      Class A-1
      ---------
      Class A-1 principal balance                                                    -
      Initial Class A-1 principal balance                                93,400,101.00

      Note factor                                                          0.000000000

      Class A-2
      ---------
      Class A-2 principal balance                                        36,440,461.83
      Initial Class A-2 principal balance                                77,498,323.00

      Note factor                                                          0.470209682

      Class A-3
      ---------
      Class A-3 principal balance                                       105,463,520.00
      Initial Class A-3 principal balance                               105,463,520.00

      Note factor                                                          1.000000000

      Class A-4
      ---------
      Class A-4 principal balance                                        67,262,695.00
      Initial Class A-4 principal balance                                67,262,695.00

      Note factor                                                          1.000000000

      Class B
      -------
      Class B principal balance                                           2,889,195.95
      Initial Class B principal balance                                   4,569,477.00

      Note factor                                                          0.632281539

      Class C
      -------
      Class C principal balance                                           2,889,195.95
      Initial Class C principal balance                                   4,569,477.00

      Note factor                                                          0.632281539

      Class D
      -------
      Class D principal balance                                           4,622,713.40
      Initial Class D principal balance                                   7,311,163.00

      Note factor                                                          0.632281540

      Class E
      -------
      Class E principal balance                                           2,311,356.38
      Initial Class E principal balance                                   3,655,581.00

      Note factor                                                          0.632281539

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
    (i)  Outstanding Principal Amount of the Notes as of the preceding Distribution Date                         229,979,977.53
   (ii)  Overcollateralization Balance as of the preceding Distribution Date                                       1,155,677.63
  (iii)  Monthly Principal Amount                                                                                 11,004,247.64
   (iv)  Available Amounts remaining after the payment of interest                                                 8,100,839.02
    (v)  ADCB as of the end of the Collection Period                                                             220,131,407.52
         Cumulative Loss Amount                                                                                    2,903,408.62

Class B Floor Calculation
-------------------------

         Class B Floor percentage                                                                                        1.8600%
         Initial ADCB                                                                                            365,558,126.61
         Cumulative Loss Amount for current period                                                                 2,903,408.62
         Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
         Overcollateralization Balance                                                                            10,978,943.36
         Class B Floor                                                                                            (1,276,153.59)

Class C Floor Calculation
-------------------------

         Class C Floor percentage                                                                                        1.4725%
         Initial ADCB                                                                                            365,558,126.61
         Cumulative Loss Amount for current period                                                                 2,903,408.62
         Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
           Overcollateralization Balance                                                                           8,089,747.41
         Class C Floor                                                                                               196,504.62

Class D Floor Calculation
-------------------------

         Class D Floor percentage                                                                                        1.0850%
         Initial ADCB                                                                                            365,558,126.61
         Cumulative Loss Amount for current period                                                                 2,903,408.62
         Sum of Outstanding Principal Amount of Class E Notes and
           Overcollateralization Balance                                                                           3,467,034.01
         Class D Floor                                                                                             3,402,680.28

Class E Floor Calculation
-------------------------

         Class E Floor percentage                                                                                        0.4650%
         Initial ADCB                                                                                            365,558,126.61
         Cumulative Loss Amount for current period                                                                 2,903,408.62
         Overcollateralization Balance                                                                             1,155,677.63
         Class E Floor                                                                                             3,447,576.28

Heller Financial, Inc. is the Servicer (Yes/No)                                                                             Yes

An Event of Default has occurred  (Yes/No)                                                                                   No

10% Substitution Limit Calculation
----------------------------------

         ADCB as of the Cut-off Date:                                                                            365,558,126.61

         Cumulative DCB of Substitute Contracts replacing materially modified contracts                                       0
         Percentage of Substitute Contracts replacing materially modified contracts                                           0

         Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                No

5% Skipped Payment Limit Calculation
------------------------------------

         The percent of contracts with Skipped Payment modifications                                                          0
         The DCB of Skipped Payment modifications exceeds 5% of the
         initial ADCB (Yes/No)                                                                                               No
         Any Skipped Payments have been deferred later than January 1, 2006                                                 N/A

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                                  231,135,655.16
                Principal collections                                                                               (7,722,270.91)
                Prepayment Amounts                                                                                    (136,132.70)
                Defaulted Contracts                                                                                 (2,994,750.38)
                Change in payaheads                                                                                   (151,093.65)
                Other items including Substitutions and Repurchases                                                          0.00
ADCB as of the last day of the Collection Period                                                                   220,131,407.52

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                        2,994,750.38
Number of Contracts that became Defaulted Contracts during the period                                                           5
Defaulted Contracts as a percentage of ADCB (annualized)                                                                    16.33%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                              90,629.99
Number of Prepaid Contracts as of the last day of the Collection Period                                                         1

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                         0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                      0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                  0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                        0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                         4,163.63

Cumulative Servicer Advances paid by the Servicer                                                                   14,413,534.81
Cumulative reimbursed Servicer Advances                                                                             14,413,534.81

Delinquencies and Losses                              Dollars                           Percent
------------------------                              -------                           -------
                Current                           193,648,207.24                         87.97%
                31-60 days past due                17,275,830.70                          7.85%
                61-90 days past due                 4,449,380.84                          2.02%
                Over 90 days past due               4,757,988.74                          2.16%
                Total                             220,131,407.52                        100.00%

                31+ days past due                  26,483,200.28                         12.03%

      (i)       Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                            6,040,184.61
     (ii)       Cumulative Recoveries realized on Defaulted Contracts                                                2,087,560.00
                Cumulative net losses to date  ( (i) - (ii) )                                                        3,952,624.61
                Cumulative net losses as a percentage of the initial ADCB                                                   1.08%